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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report April 12, 2007
                 Date of earliest event reported April 12, 2007


                        Commission file no. 333-133184-12


                               Neiman Marcus, Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                              20-3509435
     (State or other jurisdiction of               (I.R.S. Employer
      incorporation or organization)               Identification No.)


              1618 Main Street
                Dallas, Texas                        75201
(Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (214) 743-7600



                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01.        REGULATION FD DISCLOSURE

The following information is being furnished, not filed, pursuant to Items 2.02 and 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by Neiman Marcus, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On April 12, 2007, Neiman Marcus, Inc. issued a press release announcing its revenue results for the five weeks ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEIMAN MARCUS, INC.



Date: April 12, 2007                        By:  /s/ T. Dale Stapleton
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                                                     T. Dale Stapleton Vice
                                                     President and Controller
                                                     (principal accounting
                                                     officer of the registrant)